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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 20, 2002

                         METROMEDIA FIBER NETWORK, INC.
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             (Exact name of registrant as specified in its charter)

         DELAWARE                  000-23269                11-3168327
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(State or other jurisdiction of   (Commission File          (IRS Employer
         incorporation)              Number)                Identification No.)

         C/O METROMEDIA FIBER NETWORK SERVICES, INC.
         360 HAMILTON AVENUE,
         WHITE PLAINS, NEW YORK                         10601
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         (Address of principal executive offices)       (Zip Code)

       Registrant's telephone number, including area code: (914) 421-6700
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                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On May 20, 2002, Metromedia Fiber Network, Inc. (the "Company") and most of its domestic subsidiaries (each, a "Debtor" and collectively with the Company, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors remain in possession of their assets and properties, and continue to operate their businesses and manage their properties as debtors-in-possession under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

         Further details of the filing are included in the press release attached as Exhibit 99.1 to this report, which is incorporated by reference into this Item.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         The press release of the registrant is attached as Exhibit 99.1 to this report.

                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   METROMEDIA FIBER NETWORK, INC.

                                         By: /s/ Robert J. Sokota
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                                         Name:  Robert J. Sokota
                                         Title: Senior Vice President and
                                                   General Counsel


Date: May 20, 2002

                                  EXHIBIT INDEX
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      EXHIBIT
        NO.                        DOCUMENT
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        99.1        Press Release dated May 20, 2002